Exhibit 99.1

Inseego Reports Third Quarter 2019 Financial Results
Third quarter revenue exceeds guidance
Significant 5G revenue growth and continued expansion of global 5G trials
Positioned to deliver 20-25% year-over-year growth in 2020
SAN DIEGO—Nov. 6, 2019—Inseego Corp. (Nasdaq: INSG) (the “Company”), a pioneer in 5G and intelligent IoT device-to-cloud solutions, today reported the following results for the third quarter ended September 30, 2019. The Company reports third quarter revenues of $62.7 million, GAAP operating loss of $3.2 million, GAAP net loss of $8.8 million, or net loss of $0.11 per share, adjusted EBITDA of $4.4 million and non-GAAP net loss of $0.04 per share. Cash and cash equivalents at the end of the period was $13.9 million.
“Our strong top-line results were driven by significant 5G revenue growth as well as our expanded and diversified 4G customer base,” said Chairman and CEO Dan Mondor. “We’re now extending our early 5G market leadership through a growing number of trials with top-tier service providers worldwide, and we’re rapidly developing more leading-edge products based on next-gen 5G technology. We’re well positioned to deliver 20-25% year-over-year growth in 2020.”
Corporate Highlights

-	Revenue of $62.7 million exceeded guidance, up 12.2% sequentially and 23.9% year-over-year

-	Expanded senior leadership team by appointing Wendy Caceres as CMO, Dan Picker as CTO, IoT & Mobile Solutions, and Adam Gould as SVP of Product Management, IoT & Mobile Solutions

-	Appointment of Christopher Harland to the Board of Directors
IoT & Mobile Solutions

-	Q3 2019 revenue of $45.9 million, up 14.9% sequentially and 32.6% year-over-year

-	5G revenues to exceed $10.0 million for the year

-	Rapidly progressing development of next-gen Qualcomm Snapdragon X55-based 5G products

-	Expanded 5G trials to 16 leading service providers worldwide

-	Launched FirstNet-certified 4G LTE USB800 modem with AT&T

-	Launching 4G LTE products with Telstra in Australia in the fourth quarter and Bell in Canada early in the first quarter of 2020
Enterprise SaaS Solutions

-	Q3 2019 revenue of $16.8 million, up 5.5% sequentially and 5.0% year-over-year

-	Ctrack business is poised to accelerate growth in 2020 with solid fleet bookings and a strong backlog in South Africa, Australia and New Zealand

-	Continued double-digit recurring revenue growth in Europe and the United Kingdom

-	Entered next-stage rollouts with two Tier 1 operators in the Aviation vertical

-	Launching a new cloud-based, business intelligence platform, Pegasus, in the fourth quarter to grow revenue beginning in 2020
“Our early 5G revenues show tremendous growth, validating our investment strategy. As part of that strategy, we’re also evaluating non-dilutive options to strengthen our balance sheet. 5G will drive increased growth primarily in the second half of 2020,” said EVP and CFO Steve Smith. “A recent 4G product promotional change at our largest customer, along with seasonality, is impacting our ability to forecast near-term demand. For these reasons, we are choosing to be conservative in our fourth quarter forecast.”

Fourth Quarter Outlook
The following statements are forward-looking and actual results may differ materially. Please see the section titled “Cautionary Note Regarding Forward-Looking Statements” at the end of this news release. A more detailed description of risks related to our business is included in the reports filed by the Company with the Securities and Exchange Commission (the “SEC”). Our guidance for the fourth quarter of 2019 reflects current business indicators and expectations as of the date of this news release, including current exchange rates for foreign currencies.

Inseego Consolidated	Fourth Quarter 2019 Outlook
Revenue	$48.0 million - $55.0 million
Adjusted EBITDA	($3.0 million) - $1.0 million

IoT & Mobile Solutions
Revenue	$33.0 million - $38.0 million

Enterprise SaaS Solutions
Revenue	$15.0 million - $17.0 million
Conference Call Information
Inseego will host a conference call and live webcast for analysts and investors today at 5:00 p.m. ET. A Q&A session with analysts will be held live directly after the prepared remarks. To access the conference call:

•	In the United States, call 1-844-881-0135

•	International parties can access the call at 1-412-317-6727
An audio replay of the conference call will be available beginning one hour after the call, through November 20, 2019. To hear the replay, parties in the United States may call 1-877-344-7529 and enter access code 10129590 followed by the # key. International parties may call 1-412-317-0088. In addition, the Inseego Corp. press release will be accessible from the Company’s website before the conference call begins.
About Inseego Corp.
Inseego Corp. (Nasdaq: INSG) is an industry pioneer in 5G and intelligent IoT device-to-cloud solutions that enables high performance mobile applications for large enterprise verticals, service providers and small-medium businesses around the globe. Our product portfolio consists of Enterprise SaaS Solutions and IoT & Mobile Solutions, which together form the backbone of compelling, intelligent, reliable and secure IoT services with deep business intelligence. Inseego powers mission critical applications with a “zero unscheduled downtime” mandate, such as asset tracking, fleet management, industrial IoT, SD WAN failover management and mobile broadband services. Our solutions are powered by our key innovations in purpose-built SaaS cloud platforms, IoT and mobile technologies including the newly emerging 5G technology. www.inseego.com #Making5GReal
Cautionary Note Regarding Forward-Looking Statements
Some of the information presented in this news release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements often address expected future business and financial performance and often contain words such as “may,” “estimate,” “anticipate,” “believe,” “expect,” “intend,” “plan,” “project,” “will” and similar words and phrases indicating future results. The information presented in this news release related to our outlook for the fourth quarter ending December 31, 2019 and our future business outlook, the future demand for our products, as well as other statements that are not purely statements of historical fact, are forward-looking in nature. These forward-looking statements are made on the basis of management’s current expectations, assumptions, estimates and projections and are subject to significant risks and uncertainties that could cause actual results to differ materially from those anticipated in such forward-looking statements. We therefore cannot guarantee future results, performance or achievements. Actual results could differ materially from our expectations.
Factors that could cause actual results to differ materially from the Company’s expectations include: (1) the future demand for wireless broadband access to data and asset management software and services; (2) the growth of wireless wide-area networking and asset management software and services; (3) customer and end-user acceptance of the Company’s current product and service offerings and market demand for the Company’s anticipated new product and service offerings;

(4) increased competition and pricing pressure from participants in the markets in which the Company is engaged; (5) dependence on third-party manufacturers and key component suppliers worldwide; (6) the impact that new or adjusted tariffs may have on the cost of components or our products, and our ability to sell products internationally; (7) the impact of fluctuations of foreign currency exchange rates; (8) the impact of geopolitical instability on our ability to source components and manufacture our products; (9) unexpected liabilities or expenses; (10) the Company’s ability to introduce new products and services in a timely manner, including the ability to develop and launch 5G products at the speed and functionality required by our customers; (11) litigation, regulatory and IP developments related to our products or components of our products; (12) dependence on a small number of customers for a significant portion of the Company’s revenues; (13) the Company’s ability to restructure its debt or raise additional financing when the Company requires capital for operations or to satisfy corporate obligations; and (14) the Company’s plans and expectations relating to acquisitions, divestitures, strategic relationships, international expansion, software and hardware developments, personnel matters and cost containment initiatives, including restructuring activities and the timing of their implementation.
These factors, as well as other factors set forth as risk factors or otherwise described in the reports filed by the Company with the SEC (available at www.sec.gov), could cause actual results to differ materially from those expressed in the Company’s forward-looking statements. The Company assumes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future, except as otherwise required pursuant to applicable law and our on-going reporting obligations under the Securities Exchange Act of 1934, as amended.
Non-GAAP Financial Measures
Inseego Corp. has provided financial information in this news release that has not been prepared in accordance with GAAP. Non-GAAP operating expenses, adjusted EBITDA, net loss and net loss per share exclude share-based compensation expense, amortization of intangible assets purchased through acquisitions, amortization of discount and issuance costs related to the Company’s convertible senior notes and term loan, restructuring charges, net of recoveries, and non-recurring legal and other expenses. Adjusted EBITDA also excludes interest, taxes, depreciation and amortization (unrelated to acquisitions, the convertible senior notes and the term loans) and foreign currency transaction gains and losses.
Non-GAAP operating expenses, adjusted EBITDA, net loss and net loss per share are supplemental measures of our performance that are not required by, or presented in accordance with, GAAP. These non-GAAP financial measures have limitations as an analytical tool and are not intended to be used in isolation or as a substitute for operating expenses, net loss, net loss per share or any other performance measure determined in accordance with GAAP. We present non-GAAP operating expenses, adjusted EBITDA, net loss and net loss per share because we consider each to be an important supplemental measure of our performance.
Management uses these non-GAAP financial measures to make operational decisions, evaluate the Company’s performance, prepare forecasts and determine compensation. Further, management believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing the Company’s performance when planning, forecasting and analyzing future periods. Share-based compensation expenses are expected to vary depending on the number of new incentive award grants issued to both current and new employees, the number of such grants forfeited by former employees, and changes in the Company’s stock price, stock market volatility, expected option term and risk-free interest rates, all of which are difficult to estimate. In calculating non-GAAP operating expenses, adjusted EBITDA, net loss and net loss per share, management excludes certain non-cash and one-time items in order to facilitate comparability of the Company’s operating performance on a period-to-period basis because such expenses are not, in management’s view, related to the Company’s ongoing operating performance. Management uses this view of the Company’s operating performance for purposes of comparison with its business plan and individual operating budgets and in the allocation of resources.
The Company further believes that these non-GAAP financial measures are useful to investors in providing greater transparency to the information used by management in its operational decision-making. The Company believes that the use of non-GAAP operating expenses, adjusted EBITDA, net loss and net loss per share also facilitates a comparison of our underlying operating performance with that of other companies in our industry, which use similar non-GAAP financial measures to supplement their GAAP results.
In the future, the Company expects to continue to incur expenses similar to the non-GAAP adjustments described above, and exclusion of these items in the presentation of our non-GAAP financial measures should not be construed as an inference that these costs are unusual, infrequent or non-recurring. Investors and potential investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. The limitations of relying on non-GAAP financial measures include, but are not limited to, the fact that other companies, including other companies in our industry, may calculate non-GAAP financial measures differently than we do, limiting their usefulness as a comparative tool.
Investors and potential investors are encouraged to review the reconciliation of our non-GAAP financial measures contained within this news release with our GAAP financial results.

Inseego Corp.
Media Contact:
Anette Gaven
+1 (619) 993-3058
Anette.Gaven@inseego.com
or
Investor Relations Contact:
Joo-Hun Kim
MKR Group
+1 (212) 868-6760
joohunkim@mkrir.com

INSEEGO CORP.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share and per share data)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Net revenues:
IoT & Mobile Solutions	$45,926	$34,636	$118,690	$95,257
Enterprise SaaS Solutions	16,790	15,994	48,473	51,163
Total net revenues	62,716	50,630	167,163	146,420
Cost of net revenues:
IoT & Mobile Solutions	37,873	26,793	99,459	75,168
Enterprise SaaS Solutions	6,218	6,233	18,764	20,093
Impairment of abandoned product line, net of recoveries	—	—	—	355
Total cost of net revenues	44,091	33,026	118,223	95,616
Gross profit	18,625	17,604	48,940	50,804
Operating costs and expenses:
Research and development	6,655	5,317	15,328	15,261
Sales and marketing	7,149	5,907	20,769	16,957
General and administrative	7,135	5,837	21,036	18,634
Amortization of purchased intangible assets	847	869	2,575	2,764
Extinguishment of acquisition-related liabilities	—	(17,174)	—	(17,174)
Restructuring charges, net of recoveries	13	245	50	1,165
Total operating costs and expenses	21,799	1,001	59,758	37,607
Operating income (loss)	(3,174)	16,603	(10,818)	13,197
Other income (expense):
Interest expense, net	(5,119)	(5,113)	(15,336)	(15,360)
Other expense, net	(307)	(180)	(66)	(554)
Income (loss) before income taxes	(8,600)	11,310	(26,220)	(2,717)
Income tax provision	223	473	793	1,185
Net income (loss)	(8,823)	10,837	(27,013)	(3,902)
Less: Net loss (income) attributable to noncontrolling interests	17	6	(57)	35
Net income (loss) attributable to Inseego Corp.	(8,806)	10,843	(27,070)	(3,867)
Preferred stock dividend	(131)	—	(131)	—
Net income (loss) attributable to common shareholders	$(8,937)	$10,843	$(27,201)	$(3,867)
Per share data:
Net income (loss) per common share:
Basic	$(0.11)	$0.16	$(0.35)	$(0.06)
Diluted	$(0.11)	$0.15	$(0.35)	$(0.06)
Weighted-average shares used in computation of net income (loss) per common share:
Basic	79,550,445	68,480,774	77,606,317	63,585,229
Diluted	79,550,445	71,456,346	77,606,317	63,585,229

INSEEGO CORP.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	September 30, 2019	December 31, 2018
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$13,945	$31,015
Restricted cash	—	61
Accounts receivable, net	21,533	20,633
Inventories, net	25,960	26,431
Prepaid expenses and other	10,358	6,212
Total current assets	71,796	84,352
Property, plant and equipment, net	7,469	6,698
Rental assets, net	5,033	5,769
Intangible assets, net	39,852	31,985
Goodwill	31,477	32,942
Right-of-use assets, net	2,323	—
Other assets	743	510
Total assets	$158,693	$162,256
LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$28,845	$39,245
Accrued expenses and other current liabilities	16,596	13,024
Convertible senior notes, net	99,264	—
Term loan, net	46,165	—
DigiCore bank facilities	197	1,412
Total current liabilities	191,067	53,681
Long-term liabilities:
Convertible senior notes, net	—	93,054
Term loan, net	—	45,046
Deferred tax liabilities, net	4,208	4,457
Other long-term liabilities	1,738	2,543
Total liabilities	197,013	198,781
Stockholders’ deficit:
Preferred stock	—	—
Common stock	80	74
Additional paid-in capital	574,485	546,230
Accumulated other comprehensive loss	(7,789)	(4,877)
Accumulated deficit	(605,018)	(577,817)
Total stockholders’ deficit attributable to Inseego Corp.	(38,242)	(36,390)
Noncontrolling interests	(78)	(135)
Total stockholders’ deficit	(38,320)	(36,525)
Total liabilities and stockholders’ deficit	$158,693	$162,256

INSEEGO CORP.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Cash flows from operating activities:
Net income (loss)	$(8,823)	$10,837	$(27,013)	$(3,902)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	5,562	3,245	12,770	10,564
Provision for bad debts, net of recoveries	306	222	691	536
Provision for excess and obsolete inventory, net of recoveries	53	143	389	1,219
Share-based compensation expense	1,253	1,734	5,955	3,678
Amortization of debt discount and debt issuance costs	2,443	2,442	7,329	7,328
Deferred income taxes	4	2	(13)	(4)
Non-cash gain on extinguishment of acquisition-related liabilities	—	(17,174)	—	(17,174)
Other	669	262	1,349	1,227
Changes in assets and liabilities:
Accounts receivable	(2,600)	(4,362)	(1,912)	(13,038)
Inventories	2,083	(1,724)	(2,525)	1,779
Prepaid expenses and other assets	(3,327)	(458)	(4,535)	2,423
Accounts payable	(5,026)	(25)	(8,887)	879
Accrued expenses, income taxes, and other	2,460	84	1,404	616
Net cash used in operating activities	(4,943)	(4,772)	(14,998)	(3,869)
Cash flows from investing activities:
Purchases of property, plant and equipment	(1,196)	(283)	(4,169)	(936)
Proceeds from the sale of property, plant and equipment	—	79	454	109
Additions to capitalized software development costs and purchases of intangible assets	(7,999)	(428)	(16,800)	(1,527)
Net cash used in investing activities	(9,195)	(632)	(20,515)	(2,354)
Cash flows from financing activities:
Gross proceeds received from issuance of Series E preferred stock	10,000	—	10,000	—
Gross proceeds received from private placement	—	19,661	—	19,661
Principal payments on term loans	—	(500)	—	(500)
Proceeds from the exercise of warrant to purchase common stock	—	—	10,639	—
Net repayment of DigiCore bank and overdraft facilities	(765)	(995)	(1,159)	(1,203)
Principal payments under finance lease obligations	(263)	(128)	(795)	(487)
Principal payments on mortgage bond	—	(75)	—	(241)
Proceeds from stock option exercises and employee stock purchase plan, net of taxes paid on vested restricted stock units	(341)	464	257	1,022
Net cash provided by financing activities	8,631	18,427	18,942	18,252
Effect of exchange rates on cash	(877)	(312)	(560)	(1,680)
Net increase (decrease) in cash, cash equivalents and restricted cash	(6,384)	12,711	(17,131)	10,349
Cash, cash equivalents and restricted cash, beginning of period	20,329	18,897	31,076	21,259
Cash, cash equivalents and restricted cash, end of period	$13,945	$31,608	$13,945	$31,608

INSEEGO CORP.
Reconciliation of GAAP Net Loss to Non-GAAP Net Loss
(In thousands, except per share data)
(Unaudited)

	Three Months Ended September 30, 2019		Nine Months Ended September 30, 2019
	Net Income (Loss)	Income (Loss) Per Share	Net Income (Loss)	Income (Loss) Per Share
GAAP net loss	$(8,823)	$(0.11)	$(27,013)	$(0.35)
Adjustments:
Share-based compensation expense(a)	1,253	0.02	5,955	0.08
Purchased intangibles amortization(b)	1,339	0.01	4,079	0.06
Debt discount and issuance costs amortization	2,443	0.03	7,329	0.09
Restructuring charges, net of recoveries	13	—	50	—
Non-recurring legal and other expenses	700	0.01	1,470	0.02
Non-GAAP net loss	$(3,075)	$(0.04)	$(8,130)	$(0.10)

(a)	Includes share-based compensation expense recorded under ASC Topic 718.

(b)	Includes amortization of intangible assets purchased through acquisitions.

See “Non-GAAP Financial Measures” for information regarding our use of Non-GAAP financial measures.

INSEEGO CORP.
Reconciliation of GAAP Operating Costs and Expenses to Non-GAAP Operating Costs and Expenses
Three Months Ended September 30, 2019
(In thousands)
(Unaudited)

	GAAP	Share-based compensation expense (a)	Purchased intangibles amortization (b)	Restructuring charges, net of recoveries	Non-recurring legal and other expenses	Non-GAAP
Cost of net revenues	$44,091	$202	$492	$—	$—	$43,397
Operating costs and expenses:
Research and development	6,655	183	—	—	—	6,472
Sales and marketing	7,149	307	—	—	—	6,842
General and administrative	7,135	561	—	—	700	5,874
Amortization of purchased intangible assets	847	—	847	—	—	—
Restructuring charges, net of recoveries	13	—	—	13	—	—
Total operating costs and expenses	$21,799	1,051	847	13	700	$19,188
Total		$1,253	$1,339	$13	$700

(a)	Includes share-based compensation expense recorded under ASC Topic 718.

(b)	Includes amortization of intangible assets purchased through acquisitions.

See “Non-GAAP Financial Measures” for information regarding our use of Non-GAAP financial measures.

INSEEGO CORP.
Reconciliation of GAAP Operating Costs and Expenses to Non-GAAP Operating Costs and Expenses
Nine Months Ended September 30, 2019
(In thousands)
(Unaudited)

	GAAP	Share-based compensation expense (a)	Purchased intangibles amortization (b)	Restructuring charges, net of recoveries	Non-recurring legal and other expenses	Non-GAAP
Cost of net revenues	$118,223	$899	$1,504	$—	$—	$115,820
Operating costs and expenses:
Research and development	15,328	1,315	—	—	—	14,013
Sales and marketing	20,769	1,339	—	—	—	19,430
General and administrative	21,036	2,402	—	—	1,470	17,164
Amortization of purchased intangible assets	2,575	—	2,575	—	—	—
Restructuring charges, net of recoveries	50	—	—	50	—	—
Total operating costs and expenses	$59,758	5,056	2,575	50	1,470	$50,607
Total		$5,955	$4,079	$50	$1,470

(a)	Includes share-based compensation expense recorded under ASC Topic 718.

(b)	Includes amortization of intangible assets purchased through acquisitions.

See “Non-GAAP Financial Measures” for information regarding our use of Non-GAAP financial measures.

INSEEGO CORP.
Reconciliation of GAAP Loss before Income Taxes to Adjusted EBITDA
(In thousands)
(Unaudited)

	Three Months Ended September 30, 2019	Nine Months Ended September 30, 2019
Loss before income taxes	$(8,600)	$(26,220)
Depreciation and amortization(a)	5,562	12,770
Share-based compensation expense(b)	1,253	5,955
Restructuring charges, net of recoveries	13	50
Non-recurring legal and other expenses	700	1,470
Interest expense, net(c)	5,119	15,336
Other expense, net(d)	307	66
Adjusted EBITDA	$4,354	$9,427

(a)	Includes depreciation and amortization charges, including amortization of intangible assets purchased through acquisitions.

(b)	Includes share-based compensation expense recorded under ASC Topic 718.

(c)	Includes the amortization of debt discount and issuance costs related to the convertible senior notes and term loan.

(d)	Includes foreign currency transaction gains and losses, net of the gain on the sale of certain fixed assets.

See “Non-GAAP Financial Measures” for information regarding our use of Non-GAAP financial measures.

INSEEGO CORP.
Quarterly Net Revenues by Product Grouping
(In thousands)
(Unaudited)

	Three Months Ended
	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	September 30, 2018
IoT & Mobile Solutions	$45,926	$39,983	$32,781	$40,092	$34,636
Enterprise SaaS Solutions	16,790	15,908	15,775	15,951	15,994
Total net revenues	$62,716	$55,891	$48,556	$56,043	$50,630